Exhibit 99.1 FIXED INCOME INVESTOR PRESENTATION September 2018Exhibit 99.1 FIXED INCOME INVESTOR PRESENTATION September 2018

INFORMATION RELEVANT TO THIS PRESENTATION

Cautionary Note on Forward-Looking Statements: *This presentation and related comments by management may include forward-looking statements. These statements are based on current expectations about possible future events and thus are inherently uncertain. Our actual results may differ materially from forward-looking statements due to a variety of factors, including: (1) our ability to deliver new products, services and experiences that attract new, and are desired by existing, customers and to effectively compete in autonomous, ride-sharing and transportation as a service; (2) sales of crossovers, SUVs and full-size pick-up trucks; (3) our ability to reduce the costs associated with the manufacture and sale of electric vehicles; (4) the volatility of global sales and operations; (5) our significant business in China which subjects us to unique operational, competitive and regulatory risks; (6) our joint ventures, which we cannot operate solely for our benefit and over which we may have limited control; (7) changes in government leadership and laws (including tax laws and regulations), economic tensions between governments and changes in international trade policies, new barriers to entry and changes to or withdrawals from free trade agreements, changes in foreign exchange rates, economic downturns in foreign countries, differing local product preferences and product requirements, compliance with U.S. and foreign countries' export controls and economic sanctions, differing labor laws and regulations and difficulties in obtaining financing in foreign countries; (8) our dependence on our manufacturing facilities; (9) the ability of suppliers to deliver parts, systems and components without disruption and on schedule; (10) prices of raw materials; (11) our highly competitive industry; (12) the possibility that competitors may independently develop products and services similar to ours despite our intellectual property rights; (13) security breaches and other disruptions to our vehicles, information technology networks and systems; (14) compliance with laws and regulations applicable to our industry, including those regarding fuel economy and emissions; (15) costs and risks associated with litigation and government investigations; (16) compliance with the terms of the Deferred Prosecution Agreement; (17) the cost and effect on our reputation of product safety recalls and alleged defects in products and services; (18) our ability to successfully and cost-efficiently restructure operations in various countries, including Korea, with minimal disruption to our supply chain and operations, globally; (19) our ability to realize production efficiencies and to achieve reductions in costs; (20) our ability to develop captive financing capability through GM Financial; (21) significant increases in pension expense or projected pension contributions; and (22) our ability to consummate the offering and our use of the proceeds therefrom as described herein. A further list and description of these risks, uncertainties and other factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and our subsequent filings with the U.S. Securities and Exchange Commission (the "SEC"). GM cautions readers not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements.*

Non-GAAP Financial Measures: *See our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and our subsequent filings with the SEC for a description of certain non-GAAP measures used in this presentation, including EBIT-adjusted, Core EBIT-adjusted, EPS-diluted-adjusted, ETR-adjusted, ROIC-adjusted and adjusted automotive free cash flow, along with a description of various uses for such measures. Our calculation of these non-GAAP measures are set forth within these reports and the Select Supplemental Financial Information section of this presentation and may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related U.S. GAAP measures.*

Basis of Presentation: *The financial and operational information included in this presentation is presented on a continuing operations basis, unless otherwise indicated.*

Additional Information: *In this presentation and related comments by management, references to "record" or "best" performance (or similar statements) refer to General Motors Company, as established in 2009, on a continuing operations basis. In addition, certain figures included in the charts and tables in this presentation may not sum due to rounding.*

The Company has filed a registration statement (including a preliminary prospectus supplement and an accompanying prospectus) with the SEC for the offering to which this presentation relates. Before you invest, you should read the prospectus in that registration statement and other documents that the Company has filed with the SEC, including the preliminary prospectus supplement, for more complete information about the Company and the offering. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by contacting Barclays toll free at 888-603-5847.

GENERAL MOTORS

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AGENDA Bond Offering Summary Executing our Plan Downside Protection 3AGENDA Bond Offering Summary Executing our Plan Downside Protection 3

OFFERING OVERVIEW Summary of Terms Issuer: General Motors Company Issue: Senior unsecured notes Offering Format: SEC Registered Refinancing of maturing debt and other general corporate purposes Use of Proceeds: Pre-funding certain mandatory non-U.S. pension contributions in Canada and the U.K. Tenors: Benchmark Offering Significant Terms: Refer to offering documents Expected Ratings: Consistent with outstanding senior notes Active Joint Bookrunners: Barclays; Deutsche Bank; Societe Generale 4OFFERING OVERVIEW Summary of Terms Issuer: General Motors Company Issue: Senior unsecured notes Offering Format: SEC Registered Refinancing of maturing debt and other general corporate purposes Use of Proceeds: Pre-funding certain mandatory non-U.S. pension contributions in Canada and the U.K. Tenors: Benchmark Offering Significant Terms: Refer to offering documents Expected Ratings: Consistent with outstanding senior notes Active Joint Bookrunners: Barclays; Deutsche Bank; Societe Generale 4

USE OF PROCEEDS Refinancing Debt Maturity Refinancing maturing senior unsecured notes (3.5% coupon issued in 2013) Pre-funding certain mandatory non-U.S. pension contributions in Canada and the U.K. – Reduces total pension underfunded status ($14.1B as of YE 2017) Pension Contribution – Total debt plus pension obligation remains largely unchanged as a result of the transaction – Pension contribution enhances financial flexibility over the next three years 5USE OF PROCEEDS Refinancing Debt Maturity Refinancing maturing senior unsecured notes (3.5% coupon issued in 2013) Pre-funding certain mandatory non-U.S. pension contributions in Canada and the U.K. – Reduces total pension underfunded status ($14.1B as of YE 2017) Pension Contribution – Total debt plus pension obligation remains largely unchanged as a result of the transaction – Pension contribution enhances financial flexibility over the next three years 5

AGENDA Bond Offering Summary Executing our Plan Downside Protection 6AGENDA Bond Offering Summary Executing our Plan Downside Protection 6

KEY MARKETS WE PARTICIPATE IN CONTINUE TO GROW Annual Light Vehicle Sales* (in millions) 80 60 40 20 2000 2005 2010 2015 2020 2025 2030 *Includes: North America, South America, Greater China Source: IHS Projections as of July 2018 INDUSTRY OUTLOOK SUPPORTS EXPECTED GROWTH 7KEY MARKETS WE PARTICIPATE IN CONTINUE TO GROW Annual Light Vehicle Sales* (in millions) 80 60 40 20 2000 2005 2010 2015 2020 2025 2030 *Includes: North America, South America, Greater China Source: IHS Projections as of July 2018 INDUSTRY OUTLOOK SUPPORTS EXPECTED GROWTH 7

STRONG PORTFOLIO CADENCE Trucks & SUVs Passenger Cars Cadillac 2015 2016 2017 2018 2019 2020+ Global Emerging Markets Crossovers All-new EV Entries UPCOMING LAUNCHES FOCUSED ON OUR HIGH-VALUE FRANCHISES 8STRONG PORTFOLIO CADENCE Trucks & SUVs Passenger Cars Cadillac 2015 2016 2017 2018 2019 2020+ Global Emerging Markets Crossovers All-new EV Entries UPCOMING LAUNCHES FOCUSED ON OUR HIGH-VALUE FRANCHISES 8

BUILDING ON THE INDUSTRY’S MOST SUCCESSFUL TRUCK FRANCHISE Launching great lineup of distinct model trucks All-new from the ground up Bigger dimensions while lighter in weight Increased crew cab and higher trim availability Significant profit opportunity SILVERADO AND SIERRA ARE WELL-POSITIONED WITH A FRESH, BROAD PORTFOLIO 9BUILDING ON THE INDUSTRY’S MOST SUCCESSFUL TRUCK FRANCHISE Launching great lineup of distinct model trucks All-new from the ground up Bigger dimensions while lighter in weight Increased crew cab and higher trim availability Significant profit opportunity SILVERADO AND SIERRA ARE WELL-POSITIONED WITH A FRESH, BROAD PORTFOLIO 9

FOCUSED ON ELECTRIFICATION STRONG 20 YEARS OF EXPERIENCE Chevrolet Bolt EV with EV development performance ALL-NEW OPTIMIZED AND FLEXIBLE PLATFORM BATTERY PACK will accommodate multiple to lower cost segments and vehicles COMMITMENT to promote EV adoption and infrastructure WELL-POSITIONED TO LEAD IN ELECTRIFICATION 10FOCUSED ON ELECTRIFICATION STRONG 20 YEARS OF EXPERIENCE Chevrolet Bolt EV with EV development performance ALL-NEW OPTIMIZED AND FLEXIBLE PLATFORM BATTERY PACK will accommodate multiple to lower cost segments and vehicles COMMITMENT to promote EV adoption and infrastructure WELL-POSITIONED TO LEAD IN ELECTRIFICATION 10

FOCUSED ON FOUR IMPORTANT THEMES FOR AV DEPLOYMENT SAFETY SCALABILITY COMPLEX URBAN ENVIRONMENTS RATE OF ITERATION BASED OFF CURRENT RATE OF ITERATION WE EXPECT COMMERCIALIZATION IN 2019 11FOCUSED ON FOUR IMPORTANT THEMES FOR AV DEPLOYMENT SAFETY SCALABILITY COMPLEX URBAN ENVIRONMENTS RATE OF ITERATION BASED OFF CURRENT RATE OF ITERATION WE EXPECT COMMERCIALIZATION IN 2019 11

AGENDA Bond Offering Summary Executing our Plan Downside Protection 12AGENDA Bond Offering Summary Executing our Plan Downside Protection 12

OUR DISCIPLINED CAPITAL ALLOCATION FRAMEWORK Reinvest in business to drive growth and 20+% ROIC-adj. $18B target cash Investment grade balance sheet 13OUR DISCIPLINED CAPITAL ALLOCATION FRAMEWORK Reinvest in business to drive growth and 20+% ROIC-adj. $18B target cash Investment grade balance sheet 13

STRONG INVESTMENT GRADE BALANCE SHEET

$B	June 30, 2018	Target Auto Level
Liquidity		
Automotive Cash, Cash Equivalents and Marketable Securities	16.0	~18
GM Cruise Cash, Cash Equivalents and Marketable Securities	2.0	
Available Under Credit Facilities[1]	14.1	
Available Liquidity	**32.1**	**~30-35**
Automotive Obligations		
Debt	13.8	
U.S. Pension – Underfunded Status[2]	5.0	
Non U.S. Pension – Underfunded Status[2]	7.3	
Auto Debt + Underfunded Pension	**26.1**	**~25-30**
Unfunded OPEB[2]	6.2	

STRONG LIQUIDITY IN-LINE WITH $30B - $35B TARGET

GENERAL MOTORS

[1] Adjusted for $0.4B letters of credit outstanding as of June 30, 2018
[2] June 2018 balance is rolled forward and does not reflect remeasurement (including change in discount rates)
Note: Totals may not add due to rounding

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WE ARE A MUCH DIFFERENT COMPANY TODAY THAN GENERAL MOTORS CORPORATION WAS IN 2007 1 2 2007 Today U.S. Breakeven (SAAR Units) ~16M ~10-11M Total Automotive Debt ($B) $39 $14 Net U.S. Pension + Global OPEB ($B) $49 $12 obligation HIGH OPERATING LEVERAGEà LOW FINANCIAL LEVERAGE 15 1. Refers to General Motors Corporation as of 12/31/2007 2. U.S. Breakeven and Automotive Debt refers to General Motors Company as of 6/30/2018; Net U.S. Pension + OPEB obligation as of 12/31/2017WE ARE A MUCH DIFFERENT COMPANY TODAY THAN GENERAL MOTORS CORPORATION WAS IN 2007 1 2 2007 Today U.S. Breakeven (SAAR Units) ~16M ~10-11M Total Automotive Debt ($B) $39 $14 Net U.S. Pension + Global OPEB ($B) $49 $12 obligation HIGH OPERATING LEVERAGEà LOW FINANCIAL LEVERAGE 15 1. Refers to General Motors Corporation as of 12/31/2007 2. U.S. Breakeven and Automotive Debt refers to General Motors Company as of 6/30/2018; Net U.S. Pension + OPEB obligation as of 12/31/2017

WELL POSITIONED TO PERFORM THROUGH A U.S. 25% DOWNTURN EXPECT TO: Partially offset Continue investment in headwinds through Generate positive Core Maintain current critical technologies and reductions in non- EBIT-adj. both globally dividend and not draw on products including product capital and in North America the Revolver adjacencies expenditures and cost efficiencies CONTINUE TO DELIVER THROUGH THE CYCLE 16WELL POSITIONED TO PERFORM THROUGH A U.S. 25% DOWNTURN EXPECT TO: Partially offset Continue investment in headwinds through Generate positive Core Maintain current critical technologies and reductions in non- EBIT-adj. both globally dividend and not draw on products including product capital and in North America the Revolver adjacencies expenditures and cost efficiencies CONTINUE TO DELIVER THROUGH THE CYCLE 16

CREDIT RATING HISTORY



General Motors Company Corporate Rating[1]
A-
BBB+
BBB
BBB-
BB+
BB
BB-
Moody's
S&P
Fitch
DBRS
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2010
2011
2012
2013
2014
2015
2016
2017
2018

Target running the business consistent with Single-A metrics

Three Upgrades During CY 2017

Current Ratings	S&P	Moody's	Fitch	DBRS
Corporate Rating[1]	BBB	Baa2	BBB	BBB
Credit Facility Rating	BBB	Baa2	BBB	BBB
Senior Unsecured / GMF	BBB	Baa3	BBB	N/A
Outlook	Stable	Stable	Stable	Positive

[1] Moody's Revolver Ratings; Moody's ratings shown using S&P and Fitch rating scale

GENERAL MOTORS
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